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                                                                    EXHIBIT 10.2


LaSalle National Bank
135 South LaSalle Street
Chicago, IL 60603
(312) 904-5415



March 31, 1999

Richard P. Brandstatter
Vice President-Finance
Heartland Technology, Inc.
547 W. Jackson Boulevard
Chicago, IL 60661

Re:  Covenant Waiver for Solder Station-One, Inc. for 1998

Dear Rick:

Please be advised the LaSalle National Bank has received your covenant waiver request letter dated March 22, 1999. LaSalle National Bank hereby grants Solder Station One, Inc.'s waiver request as it pertains to section 11.2 (f) i of the Loan Agreement related to the required $375,000 step-up of the Net Worth Required and section 11.2 (f) iii of the Loan Agreement related to the required $1,500,000 minimum EBITDA. The Bank further agrees that section 11.2 (f) iv should not contain the word "Tangible." All other conditions remain unchanged and in full force and effect.

This waiver applies to the covenant violations that occurred in 1998 and is effective through January 1, 2000.

Sincerely,

LASALLE NATIONAL BANK


Charles E. Schroeder, Jr.
First Vice President